UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                           June 5, 1997 (May 16, 1997)
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                Date of Report (Date of earliest event reported)


                              PANAMSAT CORPORATION
                      PANAMSAT INTERNATIONAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                       0-22531                    95-4607698
       Delaware                       0-26712                    06-1407851
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)



                One Pickwick Plaza, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (203) 622-6664
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


                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 1.  Changes in Control of the Registrant.
----------------------------------------------

         On May 16, 1997, Hughes Communications, Inc. ("HCI") and PanAmSat International Systems, Inc. (formerly known as PanAmSat Corporation, "Old PanAmSat") combined their satellite operations pursuant to an Agreement and Plan of Reorganization, dated as of September 20, 1996, as amended as of April 4, 1997 (the "Reorganization Agreement"), between HCI and certain of its subsidiaries and Old PanAmSat (the "Merger"). The Merger was consummated through the merger of a wholly owned subsidiary of a newly formed holding company (such holding company, "New PanAmSat"), with and into Old PanAmSat and a contribution of the satellite services business of HCI to New PanAmSat, with the result that Old PanAmSat became a wholly owned subsidiary of New PanAmSat and New PanAmSat became the owner and operator of the HCI satellite services business. Following the Merger, Old PanAmSat was renamed PanAmSat International Systems, Inc. and New PanAmSat was renamed PanAmSat Corporation. Upon consummation of the Merger, each direct or indirect holder of each outstanding share of stock, par value $0.01 per share, of Old PanAmSat received, at such holder's election (the "Elections"), (i) one share of common stock, par value $0.01 per share of New PanAmSat ("New PanAmSat Common Stock"), (ii) $15 in cash plus one-half share of New PanAmSat Common Stock or (iii) $30 in cash, subject to proration. As a result of the Elections and in accordance with the Reorganization Agreement and the Stock Contribution and Exchange Agreement dated as of September 20, 1996 (the "Univisa Contribution Agreement") among Grupo Televisa, S.A. a Mexican corporation ("Televisa"), Satellite Company, LLC, a Nevada limited liability company ("S Company"), New PanAmSat and HCI, Elections to receive $30 in cash were prorated, resulting in each such Election receiving approximately $16.38 in cash and 0.45 shares of New PanAmSat Common Stock in exchange for each share of common stock of Old PanAmSat.

         In exchange for the contribution of the existing satellite services business of HCI and certain of its subsidiaries, HCI received 106,622,807 shares of New PanAmSat Common Stock, an amount equal to 71.5% of New PanAmSat's issued and outstanding Common Stock. Prior to the Merger, Old PanAmSat had been controlled by the former holders of Old PanAmSat's Class A Common Stock, subject to certain veto rights of the former holder of Old PanAmSat's Class B Common Stock. For a discussion of arrangements and understandings among members of the former controlling stockholders of Old PanAmSat and the new controlling stockholder of New PanAmSat with respect to the election of directors and other matters, reference is made to the Amended and Restated Stockholder Agreement, dated as of May 16, 1997, by and among Magellan International, Inc., HCI, S Company and the former holders of Class A Common Stock of Old PanAmSat, which is filed herewith and is incorporated herein by reference.

         Pursuant to an Assurance Agreement dated September 20, 1996, among Hughes Electronics, a Delaware Corporation ("HE"), Old PanAmSat, New PanAmSat and S Company, HE agreed to lend up to $1.725 billion to New PanAmSat on the closing date of the Merger. HE borrowed from General Motors the funds necessary to provide the new financing and such funds were loaned to New PanAmSat by an affiliate of HE, Hughes Network Systems Inc., pursuant to a loan agreement (the "Loan Agreement"). The Loan Agreement provides for a three year term loan bearing interest at a rate of 2% above the London Interbank Offering Rate (which interest rate is subject to renegotiation if New PanAmSat attains an investment grade credit rating or Old PanAmSat ceases to be subject to restrictions (a) on making restricted payments and (b) on pledging its assets contained in the indentures governing Old PanAmSat's existing indebtedness and the certificate of designation for Old PanAmSat's Preferred Stock). New PanAmSat is required to pay seven quarterly installments of $50 million each commencing August 1, 1998, with the balance of the loans payable on May 1, 2000. Under the Loan Agreement, New PanAmSat is required to make certain prepayments of principal upon the occurrence of certain events, including (i) the issuance of equity, (ii) the issuance or incurrence of debt evidenced as a new borrowing in excess of $5,000,000, (iii) the sale of assets with a fair market value in excess of $10,000,000 of New PanAmSat or its material subsidiaries, if the proceeds therefrom are not reinvested in New PanAmSat or its material subsidiaries within 180 days and (iv) the receipt of insurance proceeds in excess of $5,000,000, if such proceeds are not reinvested in New PanAmSat or its material subsidiaries. The Loan Agreement contains covenants that prohibit or limit, among other things, pledges of

New PanAmSat's assets and the incurrence of certain indebtedness and requires that New PanAmSat and its subsidiaries maintain a certain consolidated net worth. New PanAmSat's obligations under the Loan Agreement are guaranteed by Hughes Communications Services, Inc., Hughes Communications Japan, Inc., and Hughes Communications Carrier Services, Inc., subsidiaries of New PanAmSat. All obligations of New PanAmSat and its subsidiaries under the Loan Agreement are subject to restrictions imposed on them under the indentures governing Old PanAmSat's existing indebtedness and the certificate of designation for Old PanAmSat's preferred stock; additionally, neither New PanAmSat nor any of its subsidiaries are prohibited under the Loan Agreement from taking any action thereunder which it is permitted to take under such indentures or certificate of designation.

         Immediately prior to the Merger, in a separate but related transaction (the "Univisa Contribution") and pursuant to the Univisa Contribution Agreement, New PanAmSat acquired from S Company all of the capital stock of PanAmSat International Holdings, Inc. (formerly known as Univisa, Inc.), a Delaware corporation, which is the indirect holder of all of the outstanding Old PanAmSat Class B Common Stock. As consideration for the Univisa Contribution, S Company received for its shares of Old PanAmSat Class B Common Stock, $611,501,153 in cash and 6,239,594 shares of New PanAmSat Common Stock, following the Share Repurchase and the DTH Sale (as defined below). Concurrently with the Merger and immediately following the Univisa Contribution, 7.5 million shares of New PanAmSat Common Stock received by S Company in connection with the Univisa Contribution were repurchased by New PanAmSat for $225 million (the "Share Repurchase"). Following the Share Repurchase, DTH, LLC, a Delaware limited liability company and designee of Televisa, purchased for $225 million all of Old PanAmSat's rights to purchase from Televisa equity interests in certain joint ventures to be formed to offer direct-to-home services in Latin America and the Iberian Peninsula, pursuant to the DTH Option Purchase Agreement dated as of September 20, 1996 between Old PanAmSat, Televisa and S Company (the "DTH Sale").

         The total amount of funds paid by New PanAmSat as consideration in the Merger and the Univisa Contribution Agreement was approximately $1.725 billion, including (i) approximately $1.5 billion paid to the former holders of Old PanAmSat's Class A Common Stock, Old PanAmSat's Ordinary Common Stock and options to acquire Old PanAmSat's Ordinary Common Stock and the former beneficial holder of Old PanAmSat's Class B Common Stock, and (ii) $225 million, to fund the Share Repurchase.


Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

         As disclosed above, New PanAmSat acquired Old PanAmSat as a result of the Merger. See Item 1.

Item 7.  Financial Statements and Exhibits.
------   ----------------------------------

         (a)      Financial Statements of Business Acquired.
         ---      ------------------------------------------

                  The Financial statements of PanAmSat International Systems, Inc. required by this Item 7(a) are incorporated herein by reference to (i) the audited financial statements of PanAmSat International Systems, Inc. ("PISI") as of December 31, 1994, 1995 and 1996 contained in pages FIN-1 through FIN-19 of PISI's Proxy Statement filed with the Securities and Exchange Commission on April 18, 1997, under the name PanAmSat Corporation; and (ii) the unaudited financial statements of PISI contained in the Quarterly Report filed by PISI electronically on Form 10-Q/A for the quarter ended March 31, 1997, with the Securities and Exchange Commission under the name PanAmSat Corporation on May 9, 1997.


         (b)      Pro Forma Financial Information.
         ---      --------------------------------

                  It is impracticable for PanAmSat Corporation to provide the required pro forma financial information at this time. PanAmSat Corporation will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, and no later than 60 days after the due date of this Form 8-K.


         (c)      Exhibits.
         ---      ---------

                   2.1 Agreement and Plan of Reorganization dated as of September 20, 1996, by and among Hughes Communications, Inc., Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Hughes Communications Services, Inc., Hughes Communications Carrier Services, Inc., Hughes Communications Japan, Inc., Magellan International, Inc., and PanAmSat Corporation.*

                   2.2 Amendment to Agreement and Plan of Reorganization dated as of April 4, 1997, by and among Hughes Communications, Inc., Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Hughes Communications Services, Inc., Hughes Communications Carrier Services, Inc., Hughes Communications Japan, Inc., Magellan International, Inc. and PanAmSat Corporation.*

                   2.3 Stock Contribution and Exchange Agreement, dated September 20, 1996, among Grupo Televisa, S.A., Satellite Company, LLC, Magellan International, Inc. and Hughes Communications Inc.*

                   2.4 Assurance Agreement, dated September 20, 1996, between Hughes Electronics Corporation, PanAmSat Corporation, Satellite Company, LLC and Magellan International, Inc.*

                   4.1 Amended and Restated Stockholder Agreement, dated as of May 16, 1997, by and among Magellan International, Inc., Hughes Communications, Inc., Satellite Company, LLC and the former holders of Class A Common Stock of PanAmSat International Systems, Inc.**

                   4.2 Amended and Restated Registration Rights Agreement, dated as of May 16, 1997, by and among Magellan International, Inc., Hughes Communications, Inc., Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Satellite Company, LLC and the former holders of Class A Common Stock of PanAmSat International Systems, Inc.**

                   4.3 Loan Agreement, dated May 15 1997, between Hughes Network Systems, Inc. and Magellan International, Inc.**

                   10 DTH Option Purchase Agreement, dated September 20, 1996, between PanAmSat Corporation, Grupo Televisa, S.A. and Satellite Company, LLC.***

                   20      Press Release of PanAmSat Corporation dated May 16,
                           1997.**

                   23      Consent of Arthur Andersen LLP.**

                   99(a) Audited Financial Statements of PanAmSat International Systems, Inc. set forth in Magellan International, Inc.'s Form S-4 Registration Statement for the years ended December 31, 1994, 1995 and 1996.*

                   99(b) Unaudited Financial Statement of PanAmSat International Systems, Inc. set forth in PanAmSat Corporation's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 1997.****


            *Filed with the Securities and Exchange Commission as an exhibit to
             Magellan International, Inc.'s Form S-4 Registration Statement (No. 333-25293) on April 16, 1997 and incorporated herein by reference.

           **Filed herewith.

          ***Filed with the Securities and Exchange Commission as an exhibit to PanAmSat Corporation's Form 10-Q for the quarter ended September 30, 1996 and incorporated herein by reference.

         ****Filed with the Securities and Exchange Commission as the financial statement for PanAmSat Corporation's Form 10-Q/A for the quarter ended March 31, 1997, and incorporated herein by reference.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of PanAmSat International Systems, Inc. and PanAmSat Corporation have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PANAMSAT INTERNATIONAL SYSTEMS, INC.




                                         By: /s/  James W. Cuminale
                                            --------------------------------
                                            Name:   James W. Cuminale
                                            Title:  Senior Vice President and
                                                    General Counsel




                                         PANAMSAT CORPORATION




                                         By: /s/  James W. Cuminale
                                            --------------------------------
                                            Name:   James W. Cuminale
                                            Title:  Senior Vice President and
                                                    General Counsel




Date:  June 5, 1997

                                  EXHIBIT INDEX
                                  -------------


   Exhibit
    No.
   -------

    2.1 Agreement and Plan of Reorganization dated as of September 20, 1996, by and among Hughes Communications, Inc., Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Hughes Communications Services, Inc., Hughes Communications Carrier Services, Inc., Hughes Communications Japan, Inc., Magellan International, Inc. and PanAmSat Corporation.*

    2.2 Amendment to Agreement and Plan of Reorganization dated as of April 4, 1997, by and among Hughes Communications, Inc., Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Hughes Communications Services, Inc., Hughes Communications Carrier Services, Inc., Hughes Communications Japan, Inc., Magellan International, Inc. and PanAmSat Corporation.*

    2.3 Stock Contribution and Exchange Agreement, dated September 20, 1996, among Grupo Televisa, S.A., Satellite Company, LLC, Magellan International, Inc. and Hughes Communications, Inc.*

    2.4 Assurance Agreement, dated September 20, 1996, between Hughes Electronics Corporation, PanAmSat Corporation, Satellite Company, LLC and Magellan International, Inc.*

    4.1 Amended and Restated Stockholder Agreement, dated as of May 16, 1997, by and among Magellan International, Inc., Hughes Communications, Inc., Satellite Company, LLC and the former holders of Class A Common Stock of PanAmSat International Systems, Inc.**

    4.2 Amended and Restated Registration Rights Agreement, dated as of May 16, 1997, by and among Magellan International, Inc., Hughes Communications, Inc., Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Satellite Company, LLC and the former holders of Class A Common Stock of PanAmSat International Systems, Inc.**

    4.3 Loan Agreement, dated May 15 1997, between Hughes Network Systems, Inc. and Magellan International, Inc.**

    10 DTH Option Purchase Agreement, dated September 20, 1996, between PanAmSat Corporation, Grupo Televisa, S.A. and Satellite Company, LLC.***

    20            Press Release of PanAmSat Corporation dated May 16, 1997.**

    23            Consent of Arthur Andersen LLP.**

    99(a) Audited Financial Statements of PanAmSat International Systems, Inc. set forth in Magellan International Inc.'s Form S-4 Registration Statement for the years ended December 31, 1994, 1995 and 1996.*

    99(b) Unaudited Financial Statement of PanAmSat International Systems, Inc. set forth in PanAmSat Corporation's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 1997.***


    *Filed with the Securities and Exchange Commission as an exhibit to Magellan
     International, Inc.'s Form S-4 Registration Statement (No. 333-25293) on April 16, 1997 and incorporated herein by reference.

   **Filed herewith.

  ***Filed with the Securities and Exchange Commission as an exhibit to PanAmSat
     Corporation's Form 10-Q for the quarter ended September 30, 1996 and incorporated herein by reference.

 ****Filed with the Securities and Exchange Commission as the financial statement for PanAmSat Corporation's Form 10-Q/A for the quarter ended March 31, 1997, and incorporated herein by reference.